OBLIGATION UNDER CAPITAL LEASE (Details) (USD $)	Dec. 31, 2013	Dec. 31, 2012
2014	$ 129,000
2015	128,000
Total minimum lease payments	257,000
Less amount representing interest	10,000
Present value of the net minimum lease payments	247,000
Less obligations under capital lease maturing within one year	129,000
Long-term obligation under capital lease	$ 118,000	$ 0